Supplement dated January 31, 2018
to the Prospectuses, as supplemented, of the following funds:
Fund	Prospectus Dated
Columbia Funds Series Trust
Columbia Capital Allocation Moderate Aggressive Portfolio	6/1/17
Columbia Capital Allocation Moderate Conservative Portfolio	6/1/17
Columbia Global Strategic Equity Fund	6/1/17
Columbia Funds Series Trust II
Columbia Capital Allocation Conservative Portfolio	6/1/17
Columbia Capital Allocation Moderate Portfolio	6/1/17
Columbia Capital Allocation Aggressive Portfolio	6/1/17
Columbia Income Builder Fund	6/1/17
The descriptions of the investment objectives and principal investment strategies of the following underlying funds in Appendix A — Underlying Funds — Investment Objectives and Strategies are hereby deleted and replaced in their entirety with the following descriptions:
Columbia Contrarian Asia Pacific Fund (formerly known as Columbia Asia Pacific ex-Japan Fund)
Columbia Contrarian Asia Pacific Fund (the Fund) seeks to provide shareholders with long-term growth of capital.
Under normal market conditions, at least 80% of the Fund’s net assets (including the amount of any borrowings for investment purposes) will be invested in securities of companies located in the Asia Pacific Region, excluding Japan. For these purposes, a company is considered to be “located” in the Asia Pacific Region if (i) it is organized under the laws of a country in the Asia Pacific Region; (ii) its principal place of business or principal office is in the Asia Pacific Region; or (iii) it derives at least 50% of its revenues or profits from goods produced or sold, investments made, services performed, or has at least 50% of its assets located in the Asia Pacific Region. Countries in the Asia Pacific Region include but are not limited to Australia, China, Hong Kong, India, Indonesia, Malaysia, New Zealand, Pakistan, Philippines, Singapore, South Korea, Taiwan, Thailand and Vietnam. Some of these countries may represent developing or emerging markets. The Fund may seek its objective through investments in, among other instruments, common stocks and depositary receipts.
The Fund may invest in companies that have market capitalizations of any size. The Fund may from time to time emphasize one or more sectors in selecting its investments, including the financial services sector and the information technology sector. The Fund typically employs a focused portfolio investing style, which results in fewer holdings than a fund that seeks to achieve its investment objective by investing in a greater number of issuers.
The Fund may invest in derivatives and complex securities, including structured investments (such as equity-linked notes, including participation notes, or “P-Notes”), for investment purposes, including as a substitute for a position or exposure to an underlying equity(ies), index, or other asset or reference.
The Fund will normally have exposure to foreign currencies.
Columbia Contrarian Europe Fund (formerly known as Columbia European Equity Fund)
Columbia Contrarian Europe Fund (the Fund) seeks to provide shareholders with capital appreciation.
The Fund primarily invests in equity securities of European companies that are believed to offer growth potential. Under normal market conditions, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities of European companies. These equity securities generally include common stocks, preferred stocks, securities convertible into U.S. common stocks, U.S. dollar-denominated American Depositary Receipts (ADRs), and U.S. dollar-denominated foreign stocks traded on U.S. exchanges. A company is considered to be located in Europe if:
■	It is organized under the laws of a European country or has a principal office in a European country;
■	It derives at least 50% of its total revenues from businesses in Europe; or
■	Its equity securities are traded principally on a stock exchange in Europe.
Although the Fund emphasizes investments in developed countries, the Fund also may invest in securities of companies located in developing or emerging markets.
The Fund will normally have exposure to foreign currencies. The Fund may from time to time emphasize one or more sectors in selecting its investments.
The Fund typically employs a focused portfolio investing style, which results in fewer holdings than a fund that seeks to achieve its investment objective by investing in a greater number of issuers. The Fund may invest in companies that have market capitalizations of any size.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP000_00_062_(01/18)